UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

DICERNA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

The information contained in Exhibit 99.1 and described in Item 7.01 of this Form 8-K, as it relates to the cash balance of Dicerna Pharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2019, is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Form of Restricted Stock Unit Award Agreement and Form of Restricted Stock Unit Grant Notice

On January 8, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of the Company adopted a form of Restricted Stock Unit Award Agreement (the “RSU Agreement”) and a form of Restricted Stock Unit Grant Notice ( the “RSU Grant Notice”) under the Company’s 2014 Amended and Restated Performance Incentive Plan (the “Plan”).

The RSU Agreement provides for the grant of restricted stock unit awards (“RSUs”) consisting of the right to receive, upon the vesting date of such RSUs, one share of common stock of the Company for each vested RSU. RSUs generally will vest in equal annual installments over the period specified for each award. The vesting of the RSUs is further subject to the grantee’s continued employment or service through the vesting date.

A copy of the RSU Agreement and the RSU Grant Notice are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing description of the RSU Agreement is qualified in its entirety by reference to the full text of the RSU Agreement.

Promotional Grants

On January 8, 2020, the Committee approved a grant to Bob Brown of 21,300 stock options and 5,700 RSUs for his promotion on September 17, 2019 to Executive Vice President, Research and Development. The Committee further approved a grant to James Weissman of 21,300 stock options and 5,700 RSUs for his promotion on September 17, 2019 to Executive Vice President and Chief Operating Officer.

Item 7.01.	Regulation FD Disclosure

The Company from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. The Company is posting to the “Investors” portion of its website at http://investors.dicerna.com/ a copy of its current corporate slide presentation. These slides are attached to this Current Report on Form 8-K as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in Items 2.02 and 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement

10.2	Form of Restricted Stock Unit Grant Notice

99.1	Dicerna Pharmaceuticals, Inc. corporate presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer